EXHIBIT 32.2

CERTIFICATION

In connection with the Quarterly Report on Form 10-Q of Purple Innovation, Inc. (the “Corporation”) for the quarter ended March 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Bennett L. Nussbaum, Interim Chief Financial Officer of the Corporation, hereby certifies, pursuant to Rule 13a-14(b) or Rule 15d-14(b) and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Dated: May 10, 2022	/s/ Bennett L. Nussbaum
Bennett L. Nussbaum, Interim Chief Financial Officer (Principal Financial Officer)